Exhibit 10.48

     STOCK OPTION AGREEMENT made as of the 22nd of July, 2003 between NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a New York corporation (the "Company"), and James Bigl (Optionee").

     WHEREAS, the Optionee is an employee of the Company or a subsidiary thereof;

     WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee (the "Grant") the right and option to purchase Common Shares of the Company under and pursuant to the terms and conditions of the 1999 Stock Option Plan (the "Plan") and upon and subject to the following terms and conditions:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase fifty thousand (50,000) Common Shares of the Company (the "Option Shares") during the following periods:

          (a) All or any part of sixteen thousand six hundred sixty seven (16,667) Common Shares may be purchased during the period commencing one year from the date hereof and terminating at 5:00 P.M. on July 22, 2013 (the "Expiration Date").

          (b) All or any part of sixteen thousand six hundred sixty seven (16,667) Common Shares may be purchased during the period commencing two years from the date hereof and terminating at 5:00 P.M. on the Expiration Date.

          (c) All or any part of sixteen thousand six hundred sixty six (16,666) Common Shares may be purchased during the period commencing three years from the date hereof and terminating at 5:00 P.M. on the Expiration Date.

     2. NATURE OF OPTION. Such Options to purchase the Option Shares are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to "incentive stock options".

     3. EXERCISE PRICE. The exercise price of each of the Option Shares shall be ($10.47) dollars (the "Option Price"). The Company shall pay all original issue or transfer taxes on the exercise of the Option.

     4. EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price as provided for in the Plan, the Company shall tender to the Optionee certificates issued in the Optionee's name evidencing the number of Option Shares covered thereby.
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     5. TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee's lifetime, shall not be exercisable by any person other than the Optionee.

     6. CHANGE IN CONTROL. In the event of a Change in Control (as hereinafter defined), any Options granted hereunder which have not vested as of the date of the Change in Control shall automatically vest on such date. For purposes of this Agreement, the term "Change in Control" shall mean:

          (a) the transfer, through one transaction or a series of related transactions, either directly or indirectly, or through one or more intermediaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 50% or more of either the then outstanding Common Shares or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, or the last of any series of transfers that results in the transfer of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 50% or more of either the then outstanding Common Shares or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors;

          (b) approval by the stockholders of the Company of a merger or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the merged or consolidated company's then outstanding voting securities, entitled to vote generally, in the election of directors or with respect to a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company;

          (c) the transfer, through one transaction or a series of related transactions, of more than 50% of the assets of the Company, or the last of any series of transfers that results in the transfer of more than 50% of the assets of the Company. For purposes of this paragraph, the determination of what constitutes more than 50% of the assets of the Company shall be determined based on the most recent financial statements prepared by the Company's independent accountants; or

          (d) during any fiscal year, individuals who at the beginning of such year constituted the board of directors of the Company (the "Board") and any new director or directors whose election by the Board was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of the year or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
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          (e) Bert  Brodsky  no longer  being the  Chairman  of the Board of the
     Company or Bert Brodsky ceases to be the Company's largest stockholder.

     7. DEATH OR PERMANENT DISABILITY OPTIONEE. If the Optionee dies or becomes permanently disabled (as defined herein) while employed by the Company, then the Grant of Options vested hereunder at the time of Optionee's death or permanent may be exercised by the estate or guardian of the Optionee pursuant to the terms of this Option Agreement. Moreover, any options Granted by this Agreement that remain unvested at the time of Optionee's death or permanent disability shall continue to vest in favor of the Optionee or designated beneficiary of Optionee's estate and become exercisable pursuant to the terms of this Agreement. "Permanent Disability" shall have occurred if as a result of physical or mental incapacity, the Employee shall have been incapable of performing Employee's duties for a period in excess of 26 consecutive weeks in any calendar year, or an aggregate of 30 weeks in any 12 month period.

     8. INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.

     9. NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Secretary and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.

     10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     11. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                             NATIONAL MEDICAL HEALTH
                                             CARD SYSTEMS, INC.

                                             By:___________________________

                                             Bert E. Brodsky, Chairman



                                             ---------------------------------
                                             Signature of Optionee


                                             ---------------------------------
                                             Name of Optionee


                                             ---------------------------------
                                             Address of Optionee

                                    EXHIBIT A

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

                              OPTION EXERCISE FORM

     The undersigned hereby irrevocably elects to exercise the within Option dated __________________ to the extent of purchasing___________________ Common
Shares of National Medical Health Card Systems, Inc. The undersigned hereby makes a payment of $______________ in payment therefor.


                                                         ---------------------
                                                         Name of Optionee


                                                         ----------------------
                                                         Signature of Optionee


                                                          ---------------------
                                                          Address of Holder


                                                          ---------------------
                                                          Date